SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant (  )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          JOS. A. BANK CLOTHIERS, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                          JOS. A. BANK CLOTHIERS, INC.
                                500 Hanover Pike
                            Hampstead, Maryland 21074



                                  May 1, 1997


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Jos. A. Bank Clothiers, Inc. which will be held at the Sheraton Inner Harbor Hotel, Baltimore, Maryland, commencing at 10:00 a.m. on Tuesday, June 10, 1997.

     The following pages contain the formal notice of the Annual Meeting and the related Proxy Statement. The Company's Annual Report for the fiscal year ended February 1, 1997 is enclosed with this proxy material. The Annual Report is not to be regarded as proxy solicitation material.

     Issues to be considered and voted upon at the Annual Meeting are set forth in your Proxy Statement. You are encouraged to review carefully this statement and attend the Annual Meeting in person. If you cannot attend the Annual Meeting in person, please be sure to sign and date the enclosed proxy card and return it at your earliest convenience so that your shares will be represented at the Annual Meeting.

     I look forward to meeting you on June 10th and discussing with you the business of your Company.

                                            Sincerely,


                                            /s/ Timothy F. Finley
                                            ------------------------------------
                                            Timothy F. Finley
                                            Chairman and Chief Executive Officer

                          JOS. A. BANK CLOTHIERS, INC.
                                500 Hanover Pike
                            Hampstead, Maryland 21074

               Notice of Annual Meeting of Shareholders to be Held
                                  June 10, 1997


To the Shareholders of Jos. A. Bank Clothiers, Inc.

     Notice is hereby given that the Annual Meeting of Shareholders of Jos. A. Bank Clothiers, Inc. (the "Company") will be held at the Sheraton Inner Harbor Hotel, Baltimore, Maryland, at 10:00 a.m. on Tuesday, June 10, 1997 for the following purposes:

     1. To elect two directors for terms expiring in 2000 or at such time as their respective successors have been duly elected and qualified;

     2. To ratify the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending January 31, 1998; and

     3. To transact any other business that may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and at any adjourned session thereof.

     To ensure your representation at the Annual Meeting you are urged to sign and date the enclosed proxy and return it as promptly as possible in the self addressed envelope provided for your convenience. Please do this whether or not you plan to attend the Annual Meeting of Shareholders. Should you attend, you may, if you wish, withdraw your proxy and vote your shares in person.


                                             By order of the Board of Directors.


                                             /s/ Charles D. Frazer
                                             ---------------------
                                             Charles D. Frazer,
                                             Secretary



May 1, 1997

                          JOS. A. BANK CLOTHIERS, INC.
                                500 Hanover Pike
                            Hampstead, Maryland 21074

                         ANNUAL MEETING OF SHAREHOLDERS

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed form of proxy is solicited on behalf of the Board of Directors (the "Board") of Jos. A. Bank Clothiers, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders to be held on June 10, 1997 at 10:00 a.m. at the Sheraton Inner Harbor Hotel, Baltimore, Maryland and at any adjourned session thereof (the "Meeting"). This Proxy Statement and accompanying form of proxy will be mailed commencing on or about May 1, 1997 to all shareholders entitled to vote at the Meeting. The Company's Annual Report for the fiscal year ended February 1, 1997 ("Fiscal 1996") is enclosed with this proxy material. The Company's Annual Report is not to be regarded as proxy solicitation material.

     You can ensure that your shares will be voted by signing and returning the enclosed proxy in the envelope provided. Unless otherwise specified in the proxy (and except for broker non-votes as described below), stock represented by proxies will be voted (i) FOR the election of management's nominees for director, (ii) FOR the ratification of the appointment of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending January 31, 1998 ("Fiscal 1997") and (iii) at the discretion of the proxyholders with respect to such other matters as may come before the Meeting. Sending in a proxy will not affect your right to attend the Meeting and vote in person. Any Shareholder giving a proxy will have the right to revoke it at any time prior to its exercise by giving written notice of revocation to the Company, Attention:
Secretary, by filing a new written appointment of a proxy with an officer of the Company or by voting in person at the Meeting. Attendance at the Meeting will not automatically revoke the proxy.

     The cost of solicitation of proxies, which is estimated to be less than $2,500, will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview, but will not be specially compensated for such service. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of shares.

     Shareholders of record as of the close of business on April 25, 1997 (the "Record Date") are the only persons entitled to vote at the Meeting. As of the Record Date, the Company had outstanding 6,791,152 shares of Common Stock, $.01 par value (the "Common Stock"), the Company's only class of voting securities outstanding. Each share of Common Stock outstanding entitles the holder thereof to one vote. The presence, in person or by proxy, of the holders of a majority of all the outstanding shares of Common Stock constitutes a quorum at the Meeting. Abstentions and broker non-votes (i.e. shares of Common Stock represented at the Meeting by proxies held by brokers or nominees as to which
(i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) with respect to any proposal are counted as shares represented and voted at the Meeting only for the purpose of determining the number of shares required to approve a proposal. However, shares of Common Stock represented by proxies that withhold authority to vote for a nominee for election as a director (including broker non-votes) will not be counted as a vote represented and voted at the Annual Meeting for purposes of determining the number of votes required to elect such nominee.

     The Company's principal executive offices are located at 500 Hanover Pike, Hampstead, Maryland 21074.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     On April 1, 1997, the Oversight Committee (now known as the Executive Committee) of the Board determined to reduce the size of the Board from ten to seven members. As a consequence thereof, Paul L. Schneider, Henry C. Schwartz and Donald V. Smith resigned from the Board. The Company thanks Messrs. Schneider, Schwartz and Smith for their years of outstanding and dedicated service to the Company.

     The Board consists of seven (7) members and is divided into three classes. Each class holds office for a term of three years. The Board has nominated Timothy F. Finley and Andrew A. Giordano for election at the Meeting to the Board for terms of three years expiring in 2000 or at such time as their respective successors have been duly elected and qualified. In voting for a director, for each share of Common Stock held as of the Record Date, the shareholder is entitled to cast one vote either in favor of or against each candidate, or to abstain from voting for either or both of the candidates. The Board recommends a vote FOR Mr. Finley and Mr. Giordano as directors. It is intended that shares represented by the enclosed form of proxy will be voted in favor of the election of Mr. Finley and Mr. Giordano as directors. Mr. Finley and Mr. Giordano are currently directors of the Company(1). If the nominees should become unavailable for election, the shares represented by such proxies will be voted for such substitute nominees as may be nominated by the Board. The Board has no reason to expect that either Mr. Finley or Mr. Giordano will not be a candidate for director at the Meeting. The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented and entitled to vote at the Meeting.

-----------------
(1) Mr. Finley's term as a director expires in 1998. However, Mr. Finley has consented to stand for early re-election in order that the Company may comply with the requirement in its Restated Certificate of Incorporation that the three classes of directors be of equal or nearly equal number.

Directors

     The table set forth below contains the following information as to the nominees for director as well as those directors continuing in office: name, age, the positions and offices held and the year of the commencement of the nominees' and continuing directors' service as directors of the Company.


                                                                                                     Director
Name                                    Age      Position or Office with the Company                 Since
----                                    ---      -----------------------------------                 -----
                               Nominees for Director for terms expiring in 2000
Timothy F. Finley                       53       Chairman of the Board,
                                                 Chief Executive Officer and Director                1990
Andrew A. Giordano                      64       Director                                            1994

                               Continuing Directors with terms expiring in 1999
David A. Preiser                        39       Director                                            1990
Robert N. Wildrick                      53       Director                                            1994
                               Continuing Directors with terms expiring in 1998
Robert B. Bank                          50       Director                                            1994
Peter V. Handal                         54       Director                                            1993
Gary S. Gladstein                       52       Director                                            1989

Nominees for Director for terms expiring in 2000

     Timothy F. Finley has served as a director, Chairman of the Board and Chief Executive Officer of the Company since August 1990. He was President of the Company from March 1995 to September 1996. In addition, Mr. Finley serves as Chairman of the Board of The Finley Group, Inc., a business crisis management group, and has held that position since 1985. Mr. Finley is also a director of Cole National Corporation, a retailing company; Venture Stores, Inc., a family value retailer; and Pic 'N Pay, a discount retailer.

     Andrew A. Giordano has served as a director of the Company since January 1994. Mr. Giordano has been a principal of The Giordano Group, Limited, a diversified consulting firm, since its founding in February 1993. From May 1987 to February 1993, Mr. Giordano was Executive Vice President of Lamonts Apparel, Inc. Mr. Giordano also currently serves as a director of Cherry & Webb Inc., a ladies specialty apparel company; Graham-Field Health Products, Inc., a home health care products company; and the Nomos Corporation, a conformal radiation therapy provider. In 1984, Mr. Giordano retired from his position as CEO, Naval Supply Systems Command with the rank of Rear Admiral.

Continuing Directors with terms expiring in 1999

     David A. Preiser has served as a director of the Company since 1990. Mr. Preiser has been a Managing Director of Houlihan, Lokey, Howard & Zukin, Inc., an investment banking firm, since 1993. Mr. Preiser was a Senior Vice President of Houlihan, Lokey, Howard & Zukin, Inc. from 1992 to 1993 and a Vice President of Houlihan, Lokey, Howard & Zukin, Inc. from 1991 to 1992. Mr. Preiser is a director of NVR, Inc., a home building company.

     Robert N. Wildrick has served as a director of the Company since 1994. Mr. Wildrick holds the positions (since April 1995) of Director, President and Chief Executive Officer and (since January 1996) Chairman of the Board of Venture Stores, Inc., a family value retailer. Prior to April 1995, Mr. Wildrick was employed by Belk Stores Services, a retailing company, in various capacities, including Corporate Executive Vice President for Merchandise and Sales Promotion, Chief Merchandising Officer, Senior Vice President (Corporate) and General Manager. Mr. Wildrick is a member of the board of directors and the executive committee of The Fashion Association.

Continuing Directors with terms expiring in 1998

     Robert B. Bank has served as a director of the Company since December 1994. Mr. Bank has been the President of Robert B. Bank Advisory Services, an independent consulting and investment firm specializing in strategic planning, finance and mergers and acquisitions for consumer products companies, since 1982. Mr. Bank also currently serves as a director of Nautica Enterprises, an apparel company, as well as a director in several privately held companies.

     Peter V. Handal has served as a director of the Company since September 1993. Mr. Handal has been the President of COWI International Group, a consulting firm specializing in consumer products, international trade, retail and real estate, since 1989. Since 1984, Mr. Handal has been Managing Partner of J4P Associates, a real estate concern. Mr. Handal also currently serves as a director of Cole National Corp., a retailing company; Graham-Field Health Products, Inc., a manufacturer and distributor of health care products; and Family Bargain Corp., a retailing company.

     Gary S. Gladstein has served as a director of the Company since 1989. Mr. Gladstein has been a Managing Director of Soros Fund Management LLC, an investment advisory firm, since 1989. Mr. Gladstein is also a Certified
Public Accountant.   Mr.  Gladstein  currently  serves  as  a  director  of
Crystal  Oil  Company,  I.R.S.A.   Inversiones  Y Representaciones  S.A., a
publicly held real estate company in Buenos Aires, Argentina, Cresud, S.A., a publicly held agriculture company in Argentina, The Argentine High Yield and Capital Appreciation Fund and certain other non-public companies.

     Certain of the Company's directors were elected pursuant to a stockholder's agreement which has since been terminated and restated. Pursuant to such agreement, Mr. Gladstein was elected as the designee of the Company's then minority shareholder, Quantum Fund, N.V., while Messrs. Finley, Schwartz, Handal, Preiser, Schneider and Smith were elected as the designees of JAB Holdings, Inc. ("Holdings"). As of January 29, 1994, the Company's shareholders entered into an Amended and Restated Stockholders Agreement (the "Stockholders Agreement") at which time Mr. Giordano was elected as the designee of Altus Finance Co., and Mr. Wildrick was elected as the designee of the majority of the directors then in office. The provisions of the Stockholders Agreement relating to the election of the directors terminated effective upon the closing of the Company's initial public offering of the Common Stock in May 1994.

Board and Committee Meetings

     The Board has an Audit Committee, a Compensation Committee and an Executive Committee. The functions of the Audit Committee include recommending to the Board the retention of independent public accountants, reviewing the scope of the annual audit undertaken by the Company's independent public accountants and the progress and results of their work, and reviewing the financial statements of the Company and its internal accounting and auditing procedures. The Audit Committee is comprised of Messrs. Wildrick, Gladstein and Preiser. The Audit
Committee  met  five  times  during  Fiscal  1996   (including   two  telephonic
meetings)(1). During the three regular meetings, the Audit Committee had a chance to discuss matters with the Company's independent public accountants outside the presence of management. The function of the Compensation Committee is to supervise the Company's compensation policies, administer the employee incentive plans, review officers' salaries and bonuses, approve significant changes in employee benefits and consider other matters referred to it by the Board. The Compensation Committee is comprised of Messrs. Bank, Giordano and Handal. The Compensation Committee met five times in Fiscal 1996(2). The Executive Committee is comprised of Messrs. Finley, Preiser, Giordano, Bank and Handal and has the same powers as the Board and may act when the Board is not in session, subject to limitations of the Delaware General Corporation Law. During Fiscal 1996, the Executive Committee (then known as the Oversight Committee) met four times (including one telephonic meeting). During Fiscal 1996, the Board met four times. Each of the directors attended at least 75% of the total number of Board and applicable Committee meetings; except that Mr. Gladstein was unable to attend two meetings of the Board and one meeting of the Audit Committee.

-------------------
(1) During Fiscal 1996, the Audit Committee was comprised of Messrs. Wildrick, Gladstein and Schneider.

(2) During Fiscal 1996, the Compensation Committee was comprised of Messrs. Giordano, Handal and Smith

Compensation of Directors

     Each director who is not also an employee of the Company (a "Non-Employee Director") receives an annual fee of $5,000, in addition to $2,500 for each Board meeting he attends and $1,000 for each Committee meeting he attends. One half of the usual attendance fee (i.e. $1,250 and $500, respectively) is paid to each director for participation in each telephonic Board or Committee meeting. All directors are reimbursed for actual out-of-pocket expenses incurred by them in connection with their attending meetings of the Board or of committees of the Board.

     In addition to the monetary compensation described above, under the Company's 1994 Incentive Plan (the "1994 Incentive Plan")(1), each Non-Employee Director is entitled to receive upon his/her appointment as a director, pursuant to a formula, options to purchase up to 20,000 shares of Common Stock at the fair market price of the Common Stock on the date of grant, which options become exercisable as to one-fifth of such shares on each January 1 following the grant. In the event that a Non-Employee Director fails to attend at least 75% of the Board meetings in any calendar year, such person automatically forfeits the right to exercise that portion of the option that would otherwise have become exercisable on the next following January 1, which portion shall cease to have any force or effect. The 1994 Incentive Plan also provides for the grant of an immediately exercisable option to purchase up to 1,000 shares of Common Stock on the date of the original grant and on each anniversary thereof. As of the Record Date, each Non-Employee Director has received options to purchase up to 23,000 shares of Common Stock pursuant to 1994 Incentive Plan; provided, however, that 4,000 of the options granted to Mr. Gladstein have ceased to be of further force or effect. Options granted pursuant to the formula expire and cease to be of any force or effect on the earlier of the fifth anniversary of the date any such option was granted or the first anniversary of the date on which an optionee ceases to be a member of the Board.

----------------
(1) On or about January 24, 1997, the shares of Common Stock underlying the options granted pursuant to the 1994 Incentive Plan were registered with the Securities and Exchange Commission for public offering pursuant to a registration statement on Form S-8.

Executive Officers

     Other than Mr. Finley, who is listed above as a nominee for director, the executive officers of the Company are:

Harvey G. Brown      60        Vice President,  Tailoring,  December 1995   to
                               present;   Senior   Vice   President, Tailoring,
                               September  1995  to  December  1995; Senior  Vice
                               President,  Real Estate and Special Projects,
                               August 1994 to September 1995;  Senior Vice
                               President, Store Operations,  September 1991 to
                               August 1994.

Gary W.  Cejka       47        Vice  President,  Store  Operations, September
                               1996 to present; Area Manager and Manager of the Houston store, October 1992 to September
                               1996; President, Kleinhan's Clothiers, a six store affiliate of Hartmarx Specialty Stores, Inc., July 1989 to October 1992.

Martin E. Ferrara    38        Executive  Vice  President,   Catalog  and
                               Marketing,   June  1995  to  present.  Since
                               September 1991, Mr. Ferrara has served under various titles as an officer of the Company with responsibility for catalog and marketing.

Charles D. Frazer    38        Vice  President,  General  Counsel,  March 1994
                               to  present;  Secretary,  August 1994 to present;
                               Associate, John P. Healy, P.A., January 1990 to
                               March 1994.

John C. Harry        58        Senior Vice President,  Manufacturing, September
                               1996 to present;  consulted with After Six Ltd.,
                               a tuxedo manufacturer/wholesaler,  July 1995  to
                               August  1996;  Senior  Vice  President,
                               Operations,  Plaid Clothing Group, a manufacturer
                               of  men's  tailored  clothing   headquartered  in
                               Maryland,  October 1992 to June 1995;  Principal,
                               John C. Harry Associates, consultants to the apparel industry, November 1986 to October 1992.

Thomas E. Polley     63        Vice  President,  Controller and Treasurer,
                               September 1995 to present;  Vice President,
                               Controller,  November 1993 to September  1995;
                               Chief Financial  Officer,  Curtis Mathes
                               Corporation, 1990 to April 1993.

Henry C. Schwartz    67        Vice  Chairman,  March  1995 to  present;
                               President  and Chief  Merchandising  Officer,
                               September 1990 to March 1995.

James W. Thorne      36        Vice  President,  Divisional  Merchandise
                               Manager,  Clothing,  April  1996 to  present.
                               Since May 1991, Mr. Thorne has served under various titles as an officer of the Company with responsibility for merchandising.

Frank Tworecke       50        President  and Chief  Merchandising Officer,
                               September  1996 to  present;  Executive Vice
                               President and Chief  Merchandising  Officer,
                               February 1996 to September 1996;  President,
                               Merry-Go-Round  Stores, an operating  division of
                               Merry-Go-Round Enterprises,  Inc. ("MGRE")(1),
                               1994 to  1996;   Senior  Vice  President,   Men's
                               and Children's  Division,  Lazarus  Department
                               Store, 1990 to 1994.

David E. Ullman      39        Executive Vice President,  Chief Financial
                               Officer,  September,  1995 to present;  Vice
                               President/Controller,  Hanover  Direct,  Inc.,
                               August  1991 to  August  1995;  Manager, Arthur
                               Andersen & Co., December 1981 to August 1991.

--------------------
(1) On January 11, 1994 (the "Petition Date"), MGRE and two of its subsidiaries filed petitions for relief under Chapter 11 of the United
States Bankruptcy Code. Since the Petition Date, other affiliates of MGRE filed Chapter 11 petitions. On or about August 2, 1994, after the Petition Date, Mr. Tworecke joined MGRE as President of Merry-Go-Round Stores. On March 1, 1996, after Mr. Tworecke left MGRE, the MGRE consolidated case was converted to a Chapter 7 proceeding.

Executive Compensation

     The  following  Summary   Compensation  Table  sets  forth  information  on
compensation earned by Mr. Finley and the four other most highly compensated executive officers of the Company as of the end of Fiscal 1996, 1995 and 1994.

I.   Summary Compensation Table

                                                                                LONG-TERM
                                                                                COMPENSATION
                                                          ANNUAL                ------------
                                                          COMPENSATION          SECURITIES
                                                          ------------          UNDERLYING    ALL OTHER
                                                 FISCAL   SALARY        BONUS   OPTIONS       COMPENSATION
NAME & PRINCIPAL POSITION                        YEAR      ($)           ($)      (#)            ($)(1)
Timothy F. Finley ..........................     1996     $457,473    $343,857    75,000         $2,250
  Chairman of the Board and                      1995      445,558          --        --          4,620
  Chief Executive Officer                        1994      469,415          --   145,860          5,251

Frank Tworecke(2) ..........................     1996      180,608     175,000   100,000         73,187(3)
  President and Chief                            1995           --          --        --             --
  Merchandising Officer                          1994           --          --        --             --

Henry C. Schwartz ..........................     1996      232,780          --        --            200
  Vice Chairman                                  1995      345,784          --        --          2,327
                                                 1994      379,820          --    53,040          4,648

David E. Ullman(4) .........................     1996      171,437      69,734    20,000            654
  Executive Vice President, Chief                1995       60,189          --    20,000             --
  Financial Officer                              1994           --          --        --             --

Martin E. Ferrara ..........................     1996      133,804      53,978    10,000          1,802
  Executive Vice President, Catalog              1995      130,893          --        --          2,327
   and Marketing                                 1994      122,256          --    22,000          2,128

--------------------
(1) Unless otherwise indicated, represents contributions by the Company under its 401(k) profit sharing plan.
(2)  Mr. Tworecke joined the Company in February, 1996.
(3)  Represents reimbursed relocation expenses.
(4)  Mr. Ullman joined the Company in September, 1995.

     The Summary Compensation Table above excludes certain compensation in the form of perquisites and other personal benefits where the aggregate amount of such compensation does not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for each of the named executive officers.

II.  Aggregated Options/Exercises in Fiscal 1996 and Fiscal Year End Option
     Values

                                                          NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                          OPTIONS/SARS AT FISCAL       OPTIONS/SARS
                         SHARES ACQUIRED   VALUE          YEAR-END (#)                 AT FISCAL YEAR-END (1) ($)
NAME                     ON EXERCISE (#)   REALIZED ($)  EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
Timothy F. Finley......        0               0            142,628  /  191,688         $     0  /  $  4,687.50
Frank Tworecke ........        0               0              6,000  /   94,000          14,625  /   134,125.00
Henry C. Schwartz......        0               0            106,567  /   42,432               0  /         0.00
David E. Ullman .......        0               0              2,000  /   38,000             375  /     4,625.00
Martin E. Ferrara......        0               0              4,400  /   27,600               0  /       625.00

--------------------
(1) Based on a closing price of the Common Stock of $4.0625 on January 31, 1997.

III. Option Grants Table

                                     OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------
                                     Individual Grants                        |   Potential Realization Value At
------------------------------------------------------------------------------|   Assumed Annual Rates Of Stock
                    |               |   Percent Of  |             |           |   Price Appreciation For Option
                    |  Number Of    |      Total    |             |           |   Term
                    | Securities    |    Options    |             |           |
                    | Underlying    |   Granted to  | Exercise Or |           |---------------------------------
                    |  Options      | Employees In  | Base Price  |Expiration |                    |
     Name           | Granted (#)   |  Fiscal Year  |    ($/Sh)   |   Date    |   5% ($)           | 10% ($)
      (a)           |    (b)        |      (c)      |     (d)     |    (e)    |    (f)             |   (g)
----------------------------------------------------------------------------------------------------------------
Timothy F. Finley   | 75,000(1)     |    29.1%      |    $4.00    |  9/10/06  |  $189,000          | $477,750
                    |---------------|---------------|-------------|-----------|--------------------|------------
Frank Tworecke      | 60,000(2)     |    23.3%      |     1.625   |  2/5/06   |    61,320          |  155,400
                    |---------------|---------------|-------------|-----------|--------------------|------------
                    | 40,000(1)     |    15.5%      |     4.00    |  9/10/06  |   100,800          |  254,800
                    |---------------|---------------|-------------|-----------|--------------------|------------
Henry C. Schwartz   |      0        |      --       |       --    |       --  |        --          |       --
                    |---------------|---------------|-------------|-----------|--------------------|------------
David E. Ullman     | 20,000(1)     |     7.8%      |     4.00    |  9/10/06  |    50,400          |  127,400
                    |---------------|---------------|-------------|-----------|--------------------|------------
Martin E. Ferrara   | 10,000(1)     |     3.9%      |     4.00    |  9/10/06  |    25,200          |   63,700
                    |---------------|---------------|-------------|-----------|--------------------|------------

--------------------
(1) Consists of options to purchase common stock granted as of September 10, 1996. Subject to the terms and conditions of the relevant option agreements, 25% of such options will vest on each September 10, 1998 thru 2001, after which such options will be exercisable as to all shares.

(2) Consists of two grants of options to purchase common stock, 30,000 options each, both dated as of February 5, 1996. Subject to the terms and conditions of the relevant option agreement, of the first 30,000 option grant, 6,000 of such options vest on each February 5, 1997 thru 2001, after which the first 30,000 options will be exercisable as to all shares. Subject to the terms and conditions of the relevant option agreement, of the second 30,000 option grant, 10,000 of such options will vest on each June 12, 1998, 1999 and 2000, after which the second 30,000 options will be exercisable as to all shares.

Executive Employment Agreements

  Timothy F. Finley

     Mr. Finley is employed by the Company pursuant to an employment agreement expiring February 1, 1999, subject to automatic one year extensions. Under the employment agreement, Mr. Finley currently (1997) receives an annual base salary of $471,164. In addition, Mr. Finley is entitled to an annual performance-based bonus of up to 75% of his base salary, subject to the satisfaction of certain performance objectives set by the Compensation Committee of the Board. The Company or Mr. Finley may terminate the employment agreement upon 60 days written notice, provided that, in the case of termination by the Company "without cause" or by Mr. Finley for "good reason," Mr. Finley shall be entitled to receive his then current base salary through the then remaining term of his employment (assuming no termination) or for one year, whichever is longer, and the pro rata portion of his bonus. In the case of termination by Mr. Finley following a change in control of the Company, Mr. Finley shall be entitled to receive his base salary for the greater of (i) 18 months or (ii) the remaining employment period (assuming no termination) not to exceed 24 months. The agreement provides that Mr. Finley is subject to non-competition restrictions during the six month period (one year in the case of a termination by Mr. Finley other than for "good reason") following expiration or termination of employment and for so long as any severance payments are being made.

     In addition, as of January 29, 1994, the then current employment agreement between the Company and Mr. Finley was amended to surrender his rights to receive certain payments related to increases in the equity value of the Company in exchange for, among other things, 210,144 shares of Common Stock. Of these shares, 72,395 were withheld by the Company for the payment of related payroll and withholding taxes by the Company. Immediately following the issuance of such shares, Mr. Finley sold back to the Company 41,061 shares for $376,529. The Company then granted to Mr. Finley a non-qualified stock option to repurchase the shares sold by him to the Company, plus the number of shares that had been withheld, at an exercise price of $9.17 per share as determined by the Board after consideration of the illiquid nature of the shares.

  Henry C. Schwartz

      Mr. Schwartz is employed by the Company pursuant to an amended employment agreement dated as of February 3, 1996. Pursuant to such agreement, Mr. Schwartz will receive salary in the aggregate amount of $405,589 for services rendered to the Company during the term commencing on February 4, 1996 and expiring on March 31, 1997. Approximately $161,000 of such salary is in the form of deferred compensation which will be paid to Mr. Schwartz in equal installments between April 1 and December 31, 1997. Mr. Schwartz is not entitled to consideration for an annual bonus.

     In addition, as of January 29, 1994, the then current employment agreement between the Company and Mr. Schwartz was amended to surrender his rights to receive certain payments related to increases in the equity value of the Company in exchange for, among other things, 163,409 shares of Common Stock. Of these shares, 56,294 were withheld by the Company for the payment of related payroll and withholding taxes by the Company. Immediately following the issuance of such shares, Mr. Schwartz sold back to the Company 39,665 shares for $363,728. The Company then granted to Mr. Schwartz a non-qualified stock option to repurchase the shares sold by him to the Company, plus the number of shares that had been withheld, at an exercise price of $9.17 per share as determined by the Board after consideration of the illiquid nature of the shares.

  Frank Tworecke

     Mr. Tworecke is employed by the Company pursuant to an employment agreement expiring February 4, 1999, subject to automatic one year extensions. Under the employment agreement, Mr. Tworecke currently (1997) receives an annual base salary of $400,000. In addition, Mr. Tworecke will be entitled to an annual performance-based bonus of up to 50% of his base salary, subject to the satisfaction of certain performance objectives set by the Compensation Committee of the Board. The Company or Mr. Tworecke may terminate the employment agreement upon 60 days written notice, provided that, in the case of termination by the Company "without cause" or by Mr. Tworecke for "good reason," Mr. Tworecke shall be entitled to receive his then current base salary through the then remaining term of his employment (assuming no termination) or for one year, whichever is longer, and the pro rata portion of his bonus. In the case of termination by Mr. Tworecke following a change in control of the Company, Mr. Tworecke shall be entitled to receive his base salary for the greater of (i) 18 months or (ii) the balance of the employment period (assuming no termination) not to exceed 24 months. The agreement provides that Mr. Tworecke is subject to non-competition restrictions during the six month period (one year in the case of a termination by Mr. Tworecke other than for "good reason") following expiration or termination of employment and for so long as any severance payments are being made. Among other compensation matters, the Company has loaned to Mr. Tworecke $200,000 (the "Loan"), which will not require payment of principal or interest during Mr. Tworecke's term of employment with the Company and will be forgiven in full if, among other circumstances, Mr. Tworecke remains an employee of the Company for ten years. The Loan will be partially forgiven if Mr. Tworecke remains in the employ of the Company for more than five, but less than ten, years. The Company also reimbursed Mr. Tworecke $73,187 for certain relocation expenses and other costs incurred by him in connection with his commencement of employment with the

Company. In Fiscal 1996, pursuant to the employment agreement, Mr. Tworecke was granted an option to purchase up to 60,000 shares of Common Stock at an exercise price of $1.625 per share. These options will expire on February 25, 2006.

  David E. Ullman

     Mr. Ullman is employed by the Company pursuant to an employment agreement expiring February 4, 1998. Under the employment agreement, Mr. Ullman currently
(1997) receives an annual base salary of $170,000. In addition, Mr. Ullman is entitled to an annual performance-based bonus of up to 40% of his base salary, subject to the satisfaction of certain performance objectives set by the Compensation Committee of the Board. The Company may terminate the employment agreement at any time. Mr. Ullman may terminate the employment agreement upon 60 days written notice. If the employment agreement is terminated by the Company "without cause" or by Mr. Ullman for "good reason" (including a change in control of the Company), Mr. Ullman shall be entitled to receive his then current base salary through the then remaining term of his employment (assuming no termination) or for one year, whichever is longer. The agreement provides that Mr. Ullman is subject to non-competition restrictions for so long as any severance payments are being made and, in the event of termination by the Company "for cause" or by Mr. Ullman without "good reason", for the remaining term of employment (assuming no termination).

Certain Transactions

     Since 1990, The Finley Group, a business crisis management group of which Mr. Finley is the Chairman of the Board and part owner, has performed various services for the Company. Beginning in Fiscal 1993, The Finley Group was primarily engaged by the Company to select new store locations and negotiate leases. During Fiscal 1994, 1995 and 1996, The Finley Group was paid $72,200, $68,600 and $31,300, respectively, for such services.

     During Fiscal 1996, the Company loaned $200,000 to Mr. Tworecke in accordance with the terms of his employment contract. See "Executive Employment Agreements; Frank Tworecke."

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of beneficial ownership of Common Stock (Forms 3, 4, and 5) with the Securities and Exchange Commission and NASDAQ. Officers, directors, and greater-than-ten percent holders are required to furnish the Company with copies of all such forms that they file.

     To the Company's knowledge, based solely on the Company's review of the copies of Forms 3 and 4, and amendments thereto, received by it during Fiscal 1996, and Forms 5 and amendments thereto, received by it with respect to Fiscal 1996, all filings applicable to its officers, directors, greater-than-ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act were timely.

Compensation Committee Interlocks and Insider Participation

     During Fiscal 1996, the Compensation Committee was comprised of Messrs. Giordano, Handal and Smith. No such member of the Compensation Committee was at any time an officer or employee of the Company or any of its subsidiaries. Mr. Finley, an executive officer and director of the Company, is on the Compensation and Development Committee of the Board of Directors of Venture Stores, Inc. Mr. Wildrick, a director of the Company, is an executive officer and director of Venture Stores, Inc.

Report of the Compensation Committee of the Board of Directors

     The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

     The Compensation Committee of the Board is composed solely of non-employee directors. The Compensation Committee is responsible for administering the 1994 Incentive Plan and for making recommendations to the Company with respect to executive officer compensation policies, including such matters as salaries, incentive plans, benefits and overall compensation.

     Compensation Philosophy

     The goals of the compensation program are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward senior management who contribute to the long-term success of the Company. To attain these goals, the Company's executive compensation program is composed of cash-based compensation (in the form of base salaries and bonuses) and equity-based compensation (in the form of stock option grants). Having a compensation program that allows the Company to successfully attract and retain key employees permits the Company to enhance shareholder value, foster innovation and teamwork and adequately reward employees.

     The Company has established the following  principles to guide  development
of  the  Company's   compensation   program  and  to  provide  a  framework  for
compensation decisions:

     o provide a total compensation package that will attract the best talent to the Company, motivate individuals to perform at their highest levels, reward outstanding performance and retain executives whose skills are critical for building long-term shareholder value; and
     o establish for senior management annual incentives that are directly tied to the overall financial performance of the Company.

     Compensation Vehicles

     The Company has a simple total compensation program that consists of cash-based compensation (in the form of base salaries and bonuses) and equity-based compensation (in the form of stock option grants). Each component is more fully described below.

     Cash-Based Compensation

     The Company determines compensation for employees by reviewing the aggregate of base salary and annual bonus for comparable positions in the market. The Company has an annual bonus plan which is approved by the Chief Executive Officer and the Compensation Committee. For Fiscal 1996, all of the Company's officers (other than Mr. Finley, Mr. Tworecke and Mr. Schwartz) and certain
key  managers  (as  determined  by  the  Compensation   Committee  upon
recommendation of the Chief Executive Officer) were included in the Fiscal 1996 Management Incentive Plan (the "Bonus Plan"). For participants other than Mr. Finley and Mr. Tworecke, maximum potential awards under the Bonus Plan ranged from 10% to 40% of the participants' base salaries. Mr. Finley's and Mr. Tworecke's bonus criteria are included in their respective employment agreements and are discussed in the section entitled "Executive Employment Agreements". The Bonus Plan established (a) goals (the "EBIT Goals") for Company earnings (without provision for bonuses) before interest and taxes (the "Company's EBIT"), which were uniform for all Bonus Plan participants; and (b) goals for departmental/individual performance (the "Performance Goals"), which varied with each Bonus Plan participant. For Fiscal 1996, the first EBIT Goal was $1.5 million and the second EBIT Goal was $2.0 million. Except as otherwise determined in the discretion of the Compensation Committee, no bonuses were payable under the Bonus Plan unless the Company reached the first EBIT Goal (regardless of whether a Bonus Plan participant satisfied his/her Performance
Goal). If the first EBIT Goal was reached, each participant was entitled to receive a bonus equal to from 2.5% to 10% of base salary (depending upon such participant's maximum potential award). If the second EBIT Goal was reached, each participant was entitled to instead receive a bonus equal to from 5% to 20% of base salary (depending upon such participant's maximum potential award). If the Company's EBIT was between the first EBIT Goal and the second EBIT Goal, the EBIT Goal-based award was prorated between the lower and upper ranges. Assuming an EBIT Goal-based bonus was awarded, each participant who satisfied his/her Performance Goal was entitled to receive twice the amount otherwise payable. The Company's EBIT in Fiscal 1996 was approximately $3.3 million, an amount in excess of the second EBIT Goal. Therefore, maximum available bonuses were paid to all participants who satisfied their Performance Goals.

     Equity-Based Compensation

     The executive officers of the Company, as well as all employees of the Company, are eligible (subject to the discretion of the Compensation Committee) to participate in the 1994 Incentive Plan. The purpose of the 1994 Incentive Plan is to provide additional incentive to employees to maximize shareholder value by aligning more closely the employees' and shareholders' interests through employee stock ownership. The 1994 Incentive Plan uses long term vesting periods to encourage key employees to continue in the employ of the Company. Subject to the terms and conditions of the 1994 Incentive Plan, the Compensation Committee administers the 1994 Incentive Plan and has authority to determine the individuals to whom stock options are awarded, the terms upon which option grants are made and the number of shares subject to each option. Awards are granted to reward individuals for outstanding contribution to the Company and as incentives for officers and managers whose skills are critical for building long-term shareholder value to continue in the employ of the Company.

     In Fiscal 1996, the Compensation Committee approved an amendment to certain options to purchase approximately 216,775 shares of Common Stock (the "Options") previously granted by the Company under the 1994 Incentive Plan to the Company's officers and certain key managers. Prior to the amendment, the vesting of the Options was dependent upon the price of the Common Stock achieving certain targets. Under the amendment, (a) one-third of the Options will vest on each of June 12, 1998, 1999 and 2000, without regard to the price of the Common Stock on the vesting dates and (b) the Options were converted from incentive stock options to non-qualified stock options. As a result of the conversion, the Company will receive a tax deduction at the time of the exercise of the Options. The Compensation Committee elected to amend the Options, upon advice of an independent consultant, in order to reestablish the incentive which the Options were intended to be. The Compensation Committee found that the target prices for vesting of the Options were too high for the Options to represent a meaningful incentive.

Chief Executive Officer Compensation

     The base salary for Mr. Finley, Chairman and Chief Executive Officer of the Company, for Fiscal 1996 was $457,473. Mr. Finley's salary was determined pursuant to an Employment Agreement between the Company and Mr. Finley. Mr. Finley received 75,000 options in Fiscal 1996. Upon a review of Mr. Finley's Employment Agreement and the performance of the Company, the Compensation Committee determined that a bonus in the amount of $343,857 was payable to Mr. Finley for Fiscal 1996. As approved by the Compensation Committee early in 1996, the primary criterion upon which Mr. Finley's bonus was based was the return of the Company to profitability as measured by positive net income.

                             Compensation Committee:
                                 Robert B. Bank
                               Andrew A. Giordano
                                 Peter V. Handal

Security Ownership of Directors and Officers

     The following table sets forth, as of the Record Date, certain information regarding beneficial ownership of the Common Stock held by: (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) the individuals named in the Summary Compensation Table; (iii) each of the Company's directors; and (iv) all of the Company's executive officers and directors as a group.

                                                                         Amount and Nature
                                                                         of Beneficial           Percentage of
Name of Beneficial Owner                                                 Ownership(1)            Common Stock
------------------------                                                 -----------------       -------------
AWM Investment Co., Inc. and Affiliates(2).......                        1,018,500                  15.00
The Equitable Companies Incorporated(3)..........                          676,790                   9.97
Quantum Partners LDC(4)..........................                          616,401                   9.08
Executive Life Insurance Co. of New York in
  Rehabilitation(5)..............................                          410,914                   6.05
Acacia National Life Insurance Company...........                          105,047                   1.55
Houlihan, Lokey, Howard & Zukin, Inc.............                            4,488                   *
Martin E. Ferrara(6).............................                            4,400                   *
Timothy F. Finley(7).............................                          284,192                   4.10
Henry C. Schwartz(8).............................                          212,023                   3.07
Frank Tworecke(9)................................                           61,000                   *
David E. Ullman(10)..............................                            2,000                   *
Robert B. Bank(11)...............................                           21,000                   *
Andrew A. Giordano(12)...........................                           16,000                   *
Gary S. Gladstein(13)............................                           42,239                   *
Peter V. Handal(14)..............................                           24,500                   *
David A. Preiser(15).............................                           63,862                   *
Paul L. Schneider(16)............................                           25,000                   *
Donald V. Smith(17)..............................                           71,862                   1.06
Robert N. Wildrick(18)...........................                           20,000                   *

   All executive officers and directors as a group
   (19 persons)(19)..............................                          863,478                  12.01

*  Less than 1%.

--------------------
(1) All information is as of the Record Date and was determined in accordance with Rule 13d-3 under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Under Rule 13d-3, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares of common stock beneficially owned. The amounts presented include for each person or entity listed shares of Common Stock issuable upon exercise of options that are exercisable within 60 days. Percentages are computed on the basis of 6,791,152 shares of Common Stock outstanding as of the Record Date plus the applicable option amounts for the person or entity.

(2) AWM Investment Company, Inc., a Delaware corporation ("AWM"), is the sole general partner of MGP Advisers Limited Partnership, a Delaware limited partnership ("MGP"), which is a registered investment advisor under the Investment Advisors Act of 1940, as amended. MGP is a general partner of, and investment advisor to, Special Situations Fund III, L.P., a Delaware limited partnership (the "Fund"). AWM is a registered investment advisor under the Investment Advisors Act of 1940, as amended, and also serves as the general partner of, and investment advisor to, Special Situations Cayman Fund, L.P., a limited partnership formed under the laws of the Cayman Islands (the "Cayman Fund"). Austin W. Marxe is the principal limited partner of MGP and is the principal owner, President and Chief Executive Officer of AWM. Mr. Marxe is principally responsible for the selection, acquisition and disposition of the portfolio securities by AWM on behalf of MGP, the Fund and the Cayman Fund. The Fund owns 763,000 shares of Common Stock. The Cayman Fund owns 255,500 shares of Common Stock. The business address of AWM and its affiliates is 153 East 53 Street, New York, NY 10022.

(3) The business address of The Equitable Companies Incorporated is 1290 Avenue of the Americas, New York, NY 10104. The shares represent 336,112 shares held by The Equitable Life Assurance Society of the United States ("Equitable Life"), a wholly-owned subsidiary of The Equitable Companies Incorporated; 336,112 shares held by Equitable Deal Flow Fund, L.P., of whose general partner Equitable Life is general partner; and 4,566 shares held by Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), a majority-owned subsidiary of The Equitable Companies Incorporated, or DLJ's subsidiaries. DLJ was one of the Underwriters of the Company's May 3, 1994 initial public offering.

(4) The business address of Quantum Partners LDC is c/o Curacao Corporation Company N.V., Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles.

(5) The business address of Executive Life Insurance Co. of New York is c/o BEA Associates, One Citicorp Center, 153 East 53rd Street, New York, NY 10022.

(6) Mr. Ferrara's shares consist of presently exercisable options to purchase 4,400 shares of Common Stock.

(7) Mr. Finley's shares include presently exercisable options to purchase 142,628 shares of Common Stock.

(8) Mr. Schwartz's shares include presently exercisable options to purchase 106,567 shares of Common Stock. Mr. Schwartz resigned from his position as a Director of the Company effective April 4, 1997.

(9) Mr. Tworecke's shares include presently exercisable options to purchase 6,000 shares of Common Stock and an indirect beneficial interest in 5,000 shares of Common Stock owned by his wife.

(10) Mr. Ullman's shares consist of presently exercisable options to purchase 2,000 shares of Common Stock.

(11) Mr. Bank's shares include presently exercisable options to purchase 11,000 shares of Common Stock.

(12) Mr. Giordano's shares include presently exercisable options to purchase 15,000 shares of Common Stock.

(13) Mr. Gladstein may be deemed to beneficially own the Common Stock owned by Quantum Partners LDC because he is a Managing Director of Soros Fund Management LLC, which is the principal investment advisor to Quantum Partners LDC. Mr. Gladstein disclaims beneficial ownership of the shares owned by Quantum Partners LDC other than his beneficial interest in the Common Stock through his equity interest in Quantum Partners LDC. Mr. Gladstein's shares include presently exercisable options to purchase 11,000 shares of Common Stock.

(14) Mr. Handal's shares include presently exercisable options to purchase 15,000 shares of Common Stock and an indirect beneficial interest in 2,500 shares of Common Stock owned by his wife.

(15) Mr. Preiser may be deemed to beneficially own the Common Stock owned by Houlihan, Lokey, Howard & Zukin, Inc. because he is a Managing Director of Houlihan, Lokey, Howard & Zukin, Inc. Mr. Preiser disclaims beneficial ownership of the shares owned by Houlihan, Lokey, Howard & Zukin, Inc. Mr. Preiser's shares include presently exercisable options to purchase 15,000 shares of Common Stock.

(16) Mr. Schneider may be deemed to beneficially own the Common Stock owned by Acacia National Life Insurance Company because he is the Senior Vice President, Chief Financial Officer and Chief Investment Officer of Acacia National Life Insurance Company. Mr. Schneider disclaims beneficial ownership of the shares owned by Acacia National Life Insurance Company. Mr. Schneider's shares include presently exercisable options to purchase 23,000 shares of Common Stock. Mr. Schneider resigned from his position as a Director of the Company effective April 15, 1997.

(17) Mr. Smith may be deemed to beneficially own the shares of Common Stock owned by Houlihan, Lokey, Howard & Zukin, Inc. because he is a Managing
Director of Houlihan, Lokey, Howard & Zukin, Inc. Mr. Smith disclaims beneficial ownership of the shares owned by Houlihan, Lokey, Howard & Zukin, Inc. other than his beneficial interest in the Common Stock through his equity interest in Houlihan, Lokey, Howard & Zukin, Inc. Mr. Smith's shares include presently exercisable options to purchase 23,000 shares of Common Stock. Mr. Smith resigned from his position as a Director of the Company effective April 15, 1997.

(18) Mr. Wildrick's shares include presently exercisable options to purchase 15,000 shares of Common Stock.

(19) The total shares owned by the individuals constituting the group of executive officers and directors (a) include presently exercisable options to purchase Common Stock as set forth in footnotes (6) through (18); (b) include shares of Common Stock in which such individuals hold indirect beneficial interests as set forth in footnotes (9) and (14); and (c) exclude shares of Common Stock for which such individuals may be deemed beneficial owners but for which such individuals disclaim beneficial ownership as set forth in footnotes (13), (15), (16), and (17).

Performance Graph

     The graph below compares changes in the cumulative total shareholder return (change in stock price plus reinvested dividends) for the period from May 3, 1994 (the date of the Company's initial public offering) through February 1, 1997 of an initial investment of $100 invested in (i) the Company's Common Stock, (ii) the NASDAQ National Market System Corporate Index Market Index and
(iii) the NASDAQ National Market Systems Retail Trades Index Retail Index.


                        Comparison of Cumulative Return
                       for period ended February 1, 1997

                             [Graph appears here]

             Nasdaq Stock Market   Nasdaq Retail Trade    Jos. A. Bank
  5/2/94                      97                   100              100
 7/29/94                      93                    90               80
10/31/94                     112                   114               60
 1/31/95                     106                    90               30
 4/28/95                     135                    85               30
 7/31/95                     187                   123               30
10/31/95                     200                   122               30
 1/31/96                     208                   110               20
 4/30/96                     252                   169               25
 7/31/96                     217                   145               46
10/31/96                     261                   166               30
 1/31/97                     316                   167               42

                                 Proposal No.2
       Ratification of the Appointment of Independent Public Accountants

     Arthur Andersen LLP is the accounting firm which examined and reported on the Company's financial statements in Fiscal 1996. The Board has selected the firm of Arthur Andersen LLP as its independent public accountants for Fiscal 1997. A representative of Arthur Andersen LLP is expected to be present at the Meeting. Such representative will be given the opportunity to make a statement at the Meeting if he or she desires and to respond to appropriate questions.

     The Board is seeking shareholder ratification of its appointment of Arthur Andersen LLP. Shareholder ratification requires the affirmative vote of the holders of a majority of the shares present or represented and entitled to vote at the Meeting. The Board recommends a vote FOR the ratification of the appointment of Arthur Andersen LLP and it is intended that shares represented by the enclosed form of proxy will be voted in favor of the ratification of the appointment of Arthur Andersen LLP unless otherwise specified in such proxy. If shareholders do not ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company for Fiscal 1997 at the Meeting, the Board, on recommendation of its Audit Committee, may reconsider the appointment.

Shareholder Proposals

     Any shareholder who intends to present a proposal for action at the Company's Annual Meeting of Shareholders scheduled to be held on June 9, 1998, must comply with and meet the requirements of Regulation 14a-8 of the Exchange Act. That regulation requires, among other things, that a proposal be received by the Company at its principal executive office, 500 Hanover Pike, Hampstead, Maryland 21074, Attn: Charles D. Frazer, Esquire, by February 12, 1998.

Other Business

     The Board knows of no business that will come before the Meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

     The Board encourages you to have your shares voted by signing and returning the enclosed form of proxy. The fact that you will have returned your proxy in advance will in no way affect your right to vote in person should you find it possible to attend. However, by signing and returning the proxy you have assured your representation at the Meeting. Thank you for your cooperation.

     THE BOARD HOPES THAT SHAREHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                          JOS. A. BANK CLOTHIERS, INC.
          This Proxy is Solicited on Behalf of the Board of Directors

    The undersigned hereby appoints Timothy F. Finley and Charles D. Frazer, or either of them, as Proxy or Proxies of the undersigned, each with full power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of Jos. A. Bank Clothiers, Inc. (the "Company") held of record by the undersigned on April 25, 1997 at the Annual Meeting of Shareholders to be held at the Sheraton Inner Harbor Hotel-Baltimore, on June 10, 1997 at 10:00 A.M. Eastern Time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof. Any proxy heretofore given by the undersigned with respect to shares is hereby revoked.

(Please mark boxes [  ] in blue or black ink.)

    1. Election of two (2) directors: Timothy F. Finley and Andrew A. Giordano. (Mark only one of the two boxes for this item)

        [ ] VOTE FOR both nominees named above except for that nominee who may be named on this line:

              -----------------------------------

              (OR)

        [  ]  VOTE WITHHELD as to both nominees named above.

    2. Ratification of Arthur Andersen LLP as the Company's Independent Auditors for fiscal year ending January 31, 1998:

        [  ]  FOR                     [  ]  AGAINST                [  ]  ABSTAIN


                               (Continued, and to be signed, on the other side.)

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

Please sign exactly as name appears on the shares being voted. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in other representative capacity, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Date:__________________________________________, 1997

                           Signature______________________________________

                           Print Name(s)__________________________________

                           Signature, if held jointly_____________________


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.